Exhibit 4.7

*** Indicates confidential material omitted pursuant to a request for confidential treatment and filed with the Securities and Exchange Commission separately with a request for confidential treatment.

PURCHASE AGREEMENT NUMBER 3323

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Relating to Boeing Model 737-85C Aircraft

P.A. No. 3323

BOEING PROPRIETARY

TABLE OF CONTENTS

		SA
		NUMBER
ARTICLES

1.	Quantity, Model and Description	1

2.	Delivery Schedule	1

3.	Price	1

4.	Payment	2

5.	Miscellaneous	2

TABLE

1.	Aircraft Information Table	1

EXHIBIT

A.	Aircraft Configuration	A

B.	Aircraft Delivery Requirements and Responsibilities	B

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	AE1

BFE1.	BFE Variables	BFE1

CS1.	Customer Support Variables	CS1

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	EE1

SLP1.	Service Life Policy Components	SLP1

P.A. No. 3323

BOEING PROPRIETARY

i

LETTER AGREEMENTS

3323-01	737 Spare Parts Initial Provisioning	1

3323-02	Aircraft Model Substitution	1

3323-03	Boeing Purchase of Buyer Furnished Equipment	1

3323-04	Government Approval	1

3323-05	Loading of Customer Software	1

3323-06	Right to Purchase Additional Aircraft	1

3323-07	Seller Purchased Equipment	1

3323-08	Special Matters	1

6-1165-CKR-1446	Liquidated Damages Non-Excusable Delay	1

6-1165-CKR-1447	Aircraft Performance Guarantees	1

6-1165-CKR-1448	Promotional Support (Follow-on Aircraft)	1

6-1165-CKR-1449	Volume Agreement	1

6-1165-CKR-1450	Payment Matters	1

6-1165-CKR-1451	Shareholder Approval	1

6-1165-CKR-1452	Clarifications and Understandings	1

6-1165-CKR-1454	Special Escalation Program	1

P.A. No. 3323

BOEING PROPRIETARY

ii

Purchase Agreement No. 3323

between

The Boeing Company

and

Xiamen Airlines

This Purchase Agreement No. 3323 between The Boeing Company, a Delaware corporation. (Boeing) and Xiamen Airlines, a corporation organized under the laws of China, (Customer) relating to the purchase and sale of Model 737-85C aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions of the Aircraft General Terms Agreement dated as of November 10, 2003 between the parties, identified as AGTA-XIA (AGTA).

Article 1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-85C aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

Article 2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3.	Price.

3.1         Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2         Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

P.A. No. 3323

BOEING PROPRIETARY

1

Article 4.	Payment.

4.1         Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2         The standard advance payment schedule for the Model 737-85C aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of 1%, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3         For any Aircraft whose scheduled month of delivery is less than 24 months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4         Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

Article 5.	Additional Terms.

5.1         Aircraft Information Table. Table 1 consolidates information contained in Articles 1,2,3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (in) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2         Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3         Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains vendor selection dates and other variables applicable to the Aircraft.

5.4         Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. The level of support to be provided under Supplemental Exhibit CS1 (the Entitlements) assumes that at the time of delivery of Customer’s first Aircraft under the Purchase Agreement, Customer has taken possession of a 737-85C aircraft whether such aircraft was purchased, leased or otherwise obtained by Customer from Boeing or another party. Under no circumstances under the Purchase Agreement or any other agreement will Boeing provide the Entitlements more than once to support Customer’s operation of 737-85C aircraft.

P.A. No. 3323

BOEING PROPRIETARY

2

5.5         Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6         Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7         Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8         Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

P.A. No. 3323

BOEING PROPRIETARY

3

DATED AS OF April 18, 2008

XIAMEN AIRLINES	THE BOEING COMPANY

By	By

Its	Its

P.A. No. 3323

BOEING PROPRIETARY

4

Table 1 to
Purchase Agreement No. 3323
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-800	171,500 pounds	Detail Specification: D019A00IXIA38P-1 RFV TBD (TBD)

Engine Model/Thrust: CFM56-7B24	24,000 pounds	Airframe Price Base Year/Escalation Formula:	Jul-07	ECI-MFG/CPI

Airframe Price:		Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:

Engine Price (Per Aircraft):	***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***

Seller Purchased Equipment (SPE) Estimate:	***

Refundable Deposit/Aircraft at Proposal Accept:	***

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jan-2014	1	***	***	***	***	***	***
Apr-2014	1	***	***	***	***	***	***
May-2014	1	***	***	***	***	***	***
Jun-2014	1	***	***	***	***	***	***
Jul-2014	2	***	***	***	***	***	***
Aug-2014	1	***	***	***	***	***	***
Sep-2014	1	***	***	***	***	***	***
Oct-2014	1	***	***	***	***	***	***

XIA
48356-1F.TXT	Boeing Proprietary

Table 1 to
Purchase Agreement No. 3323
Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Factor (Airframe)	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jan-2015	1	***	***	***	***	***	***
Mar-2015	1	***	***	***	***	***	***
May-2015	1	***	***	***	***	***	***
Jun-2015	1	***	***	***	***	***	***
Jul-2015	2	***	***	***	***	***	***
Aug-2015	2	***	***	***	***	***	***
Sep-2015	1	***	***	***	***	***	***
Oct-2015	2	***	***	***	***	***	***
Total:	20	***	***	***	***	***	***

XIA
48356-1F.TXT	Boeing Proprietary

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit A to Purchase Agreement Number 3323

P.A. No. 3323
BOEING PROPRIETARY

A

AIRCRAFT CONFIGURATION

Dated April 18, 2008

relating to

BOEING MODEL 737-85C AIRCRAFT

The Detail Specification is Boeing Detail Specification D019A001XIA38P-1 Revision TBD dated as of TBD. Such Detail Specification incorporates the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 3323
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3323

	***	2007 $
Price
CR	Title	Per A/C

P.A. No. 3323
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3323

	***	2007 $
Price
CR	Title	Per A/C

P.A. No. 3323
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3323

	***	2007 $
Price
CR	Title	Per A/C

P.A. No. 3323
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3323

	***	2007 $
Price
CR	Title	Per A/C

P.A. No. 3323
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3323

	***	2007 $
Price
CR	Title	Per A/C

P.A. No. 3323
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3323

	***	2007 $
Price
CR	Title	Per A/C

P.A. No. 3323
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3323

	***	2007 $
Price
CR	Title	Per A/C

P.A. No. 3323
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit B to Purchase Agreement Number 3323

P.A. No. 3323
BOEING PROPRIETARY

B

Exhibit B to
Purchase Agreement No. 3323

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-85C AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1	Airworthiness and Registration Documents.

Not later than 6 months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than 3 months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2	Certificate of Sanitary Construction.

1.2.1               U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.

1.2.2               Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft. Customer will give written notice thereof to Boeing at least 3 months prior to delivery. Boeing will then use its reasonable best efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.

P.A. No. 3323
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3323

1.3	Customs Documentation.

1.3.1              Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than 3 months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2               General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than 20 days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than 20 days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3               Export Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Form 7525V and, immediately prior to the ferry flight, will submit such Form to U.S. Customs in Seattle in order to obtain clearance for the departure of the Aircraft, including any cargo, from the United States. U.S. Customs will deliver the Export Declaration to the U.S. Department of Commerce after export.

2.	INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than 30 days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

P.A. No. 3323
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3323

3.	NOTICE OF FLYAWAY CONFIGURATION.

Not later than 20 days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)                the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)               the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)              any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)              a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)               a complete ferry flight itinerary.

4.	DELIVERY ACTIONS BY BOEING.

4.1               Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2               Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3               Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

P.A. No. 3323
BOEING PROPRIETARY

Exhibit B to
Purchase Agreement No. 3323

4.4               Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	1,000

4.5               Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coal hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6               Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2. Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

4.7               Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	DELIVERY ACTIONS BY CUSTOMER.

5.1               Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2.              Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3               Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
5.4               TSA Waiver Approval. Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval. A copy of the TSA waiver approval is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

P.A. No. 3323
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit AE1 to Purchase Agreement Number 3323

P.A. No. 3323
BOEING PROPRIETARY

AE1

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:
* * *

P.A. No. 3323
BOEING PROPRIETARY

AE1 - 1

2.	Values to be Utilized in the Event of Unavailability.

2.1               If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2               Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3               In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4               If within 12 months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:
i.            The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

P.A. No. 3323
BOEING PROPRIETARY

AE1 - 2

ii.               The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

P.A. No. 3323
BOEING PROPRIETARY

AE1 - 3

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit BFE1 to Purchase Agreement Number 3323

P.A. No. 3323
BOEING PROPRIETARY

BFE1

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL AIRCRAFT

This Supplemental Exhibit BFEl contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

1.1        Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	March 4, 2013

Galley Inserts	March 4, 2013

Seats (passenger)	March 4, 2013

Overhead & Audio System	March 4, 2013

In-Seat Video System	March 4, 2013

Miscellaneous Emergency Equipment	March 4, 2013

Cargo Handling Systems	March 4, 2013

**-If configuration for this program includes any or all below, customer will need to provide Supplier Selections two (2) months earlier than stated above.
-      Developmental seats
-      In seat video
-      G4C/G4D galleys

P.A. No. 3323
BOEING PROPRIETARY

BFE1-1

2.	On-dock Dates

On or before April 2013, Boeing will provide to Customer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in-sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth below:

Item	Preliminary On-Dock Dates
[Month of Delivery]

	January 2014 Aircraft	April 2014 Aircraft
Seats	11/18/2013	2/21/2014
Galleys/Furnishings	11/4/2013	2/14/2014
Antenna and Mounting Equipment	9/20/2013	12/20/2013
Avionics	11/4/2013	2/14/2014
Cabin Systems Equipment	11/4/2013	2/14/2014
Miscellaneous Emergeny Equipment	11/4/2013	2/14/2014
Textiles/Raw Material	7/22/2013	10/23/2013
Cargo Systems	1/28/2013	1/28/2014
Provision Kits	6/24/2013	9/27/2013
Radomes	9/13/2013	12/13/2013

	May 2014 Aircraft	June 2014 Aircraft
Seats	3/21/2014	4/22/2014
Galleys/Furnishings	3/14/2014	4/15/2014
Antenna and Mounting Equipment	1/21/2014	2/21/2014
Avionics	3/14/2014	4/15/2014
Cabin Systems Equipment	3/14/2014	4/15/2014
Miscellaneous Emergeny Equipment	3/14/2014	4/15/2014
Textiles/Raw Material	11/23/2013	1/9/2014
Cargo Systems	2/28/2014	4/2/2014
Provision Kits	10/28/2013	12/2/2013
Radomes	1/14/2014	3/14/2014

P.A. No. 3323
BOEING PROPRIETARY

BFE1-2

Item	Preliminary On-Dock Dates
[Month of Delivery]

	July 2014 (2) Aircraft	August 2014 Aircraft
Seats	5/21/2014	6/20/2014
Galleys/Furnishings	5/14/2014	6/13/2014
Antenna and Mounting Equipment	3/21/2014	4/21/2014
Avionics	5/14/2014	6/13/2014
Cabin Systems Equipment	5/14/2014	6/13/2014
Miscellaneous Emergeny Equipment	5/14/2014	6/13/2014
Textiles/Raw Material	2/7/2014	3/10/2014
Cargo Systems	5/1/014	5/30/2014
Provision Kits	1/2/2014	1/30/2014
Radomes	4/14/2014	5/13/2014

	September 2014 Aircraft	October 2014 Aircraft
Seats	7/23/2014	8/21/2014
Galleys/Furnishings	7/16/2014	8/14/2014
Antenna and Mounting Equipment	5/23/2014	6/20/2014
Avionics	7/16/2014	8/14/2014
Cabin Systems Equipment	7/16/2014	8/14/2014
Miscellaneous Emergeny Equipment	7/16/2014	8/14/2014
Textiles/Raw Material	4/9/2014	5/8/2014
Cargo Systems	7/2/2014	7/31/2014
Provision Kits	3/3/2014	3/31/2014
Radomes	6/16/2014	7/14/2014

P.A. No. 3323
BOEING PROPRIETARY

BFE1-3

Item	Preliminary On-Dock Dates
[Month of Delivery]

	January 2015 Aircraft	March 2015 Aircraft
Seats	11/18/2014	1/22/2015
Galleys/Furnishings	11/11/2014	1/15/2015
Antenna and Mounting Equipment	9/18/2014	11/23/2014
Avionics	11/11/2014	1/15/2015
Cabin Systems Equipment	11/11/2014	1/15/2015
Miscellaneous Emergeny Equipment	11/11/2014	1/15/2015
Textiles/Raw Material	8/4/2014	9/30/2014
Cargo Systems	10/28/2014	1/2/2015
Provision Kits	6/27/2014	9/2/2014
Radomes	9/11/2014	12/15/2014

	May 2015 Aircraft	June 2015 Aircraft
Seats	3/20/2015	4/22/2015
Galleys/Furnishings	3/13/2015	4/15/2015
Antenna and Mounting Equipment	1/20/2015	2/23/2015
Avionics	3/13/2015	4/15/2015
Cabin Systems Equipment	3/13/2015	4/15/2015
Miscellaneous Emergeny Equipment	3/13/2015	4/15/2015
Textiles/Raw Material	11/21/2014	1/9/2015
Cargo Systems	2/27/2015	4/1/2015
Provision Kits	10/28/2014	12/1/2014
Radomes	1/14/2015	3/16/2015

P.A. No. 3323
BOEING PROPRIETARY

BFE1-4

Item	Preliminary On-Dock Dates
[Month of Delivery]

	July 2015 (2) Aircraft	August 2015 (2) Aircraft
Seats	5/20/2015	6/22/2015
Galleys/Furnishings	5/13/2015	6/15/2015
Antenna and Mounting Equipment	3/20/2015	4/15/2015
Avionics	5/13/2015	6/15/2015
Cabin Systems Equipment	5/13/2015	6/15/2015
Miscellaneous Emergeny Equipment	5/13/2015	6/15/2015
Textiles/Raw Material	2/6/2015	4/24/2015
Cargo Systems	4/29/2015	6/1/2015
Provision Kits	12/23/2014	2/2/2015
Radomes	4/13/2015	5/15/2015

	September 2015 Aircraft	October 2015 (2) Aircraft
Seats	7/23/2015	8/21/2015
Galleys/Furnishings	7/16/2015	8/14/2015
Antenna and Mounting Equipment	5/22/2105	6/22/2015
Avionics	7/16/2015	8/14/2015
Cabin Systems Equipment	7/16/2015	8/14/2015
Miscellaneous Emergeny Equipment	7/16/2015	8/14/2015
Textiles/Raw Material	4/9/2015	5/8/2015
Cargo Systems	7/2/2015	7/31/2015
Provision Kits	3/2/2015	3/31/2015
Radomes	6/16/2015	8/21/2015

3.	Additional Delivery Requirements

Customer will insure that Customer’s BFE suppliers provide sufficient information to enable Boeing, when acting as Importer of Record for Customer’s BFE, to comply with all applicable provisions of the U.S. Customs Service.

P.A. No. 3323
BOEING PROPRIETARY

BFE1-5

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit CS1 to Purchase Agreement Number 3323

P.A. No. 3323
BOEING PROPRIETARY

CS1

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-85C AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1
Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer: 1 class of 15 students:

1.2
Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.

2.	Flight Training.

Boeing will provide, if required, one classroom course to acquaint up to 15 students with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

Any training materials used in Flight Training, if required, will be provided for use in Customer’s own training program.

3.	Planning Assistance.

3.1	Maintenance and Ground Operations.

Upon request. Boeing will provide planning assistance regarding Minor Model Differences requirements for facilities, tools and equipment.

3.2	Spares.

Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

4.	Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

P.A. No. 3323
BOEING PROPRIETARY

CS1-1

ENGINE ESCALATION.
ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit EE1 to Purchase Agreement Number 3323

P.A. No. 3323
BOEING PROPRIETARY

EE1

ENGINE ESCALATION,
ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-85C AIRCRAFT

1.               ENGINE ESCALATION. No separate engine escalation methodology is defined for the 737-600, -700, -800 or -900 Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.               ENGINE WARRANTY AND PRODUCT SUPPORT PLAN. Boeing has obtained from CFM International, Inc. (or CFM International. S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as the “Warranty”): subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM’s Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of Paragraphs 2.1 through 2.10 below and Paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing’s extension of the CFM Warranty to Customer. Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1.       Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

P.A. No. 3323
BOEING PROPRIETARY

EE1-1

2.2.	Patents.

2.2.1         CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2         CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and noninfringing product or part: or (iii) modify the same so it becomes satisfactory and noninfringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3         The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

2.3.     Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4.     Warranty Pass-On.

2.4.1         If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

P.A. No. 3323
BOEING PROPRIETARY

EE1-2

2.4.2         Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3         In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5.	New Engine Warranty.
***

2.6.      New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:
***

P.A. No. 3323
BOEING PROPRIETARY

EE1-3

2.6.2.        CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from 100% at 1000 Flight Hours Part Time to zero percent at the applicable hours designated in Table 1.

2.7.     Ultimate Life Warranty.

2.7.1.     CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums
(ii)	Fan and Compressor Shafts
(iii)	Compressor Discharge Pressure Seal (CDP)
(iv)	Turbine Disks
(v)	HPT Forward and Stub Shaft
(vi)	LPT Driving Cone
(vii)	LPT Shaft and Stub Shaft

2.7.2.  ***(

2.8.     Campaign Change Warranty.

2.8.1.       A campaign change will be declared by CFM when a new Part design introduction. Part modification. Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

***

P.A.No. 3323
BOEING PROPRIETARY

EE1-4

2.8.2.       Labor Allowance - CFM will grant 100% Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3.       Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or DGAC Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9.     Limitations.         THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN. ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION. USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10.   Indemnity and Contribution.

2.10.1.    IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM. WHETHER ACTIVE, PASSIVE OR IMPUTED.

P.A. No. 3323
BOEING PROPRIETARY

EE1-5

2.10.2.    CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON. OR FOR PROPERTY DAMAGE OF ANY TYPE. ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED. AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

P.A. No. 3323
BOEING PROPRIETARY

EE1-6

TABLE 1
737X
  CFM56 WARRANTY PARTS LIST
FLIGHT HOURS
***

Fan Rotor/Booster
Blades
Disk, Drum
Spinner

Fan Frame
Casing
Hub & Struts
Fairings
Splitter (Mid Ring)
Vanes
Engine Mount

No. 1 & No. 2 Bearing Support
Bearings
Shaft
Support (Case)

Inlet Gearbox & No. 3 Bearing
Bearings
Gear
Case

Compressor Rotor
Blades
Disk & Drums
Shaft

Compressor Stator
Casing
Shrouds
Vanes
Variable Stator Actuating Rings

Combustor Diffuser Nozzle (CDN)
Casings
Combustor Liners
Fuel Atomizer
HPT Nozzle
HPT Nozzle Support
HPT Shroud

P.A. No. 3323
BOEING PROPRIETARY

EE1-7

TABLE 1
737X
CFM56 WARRANTY PARTS LIST
(continued)
  ***

HPT Rotor
Blades
Disks
Shafts
Retaining Ring

LP Turbine
Casing
Vane Assemblies
Interstage Seals
Shrouds
Disks
Shaft
Bearings
Blades

Turbine Frame
Casing & Struts
Hub
Sump

Accessory & Transfer Gearboxes
Case
Shafts
Gears
Bearings

Air-Oil Seals

Controls & Accessories
Engine

Condition Monitoring Equipment

P.A. No. 3323
BOEING PROPRIETARY

EE1-8

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit SLP1 to Purchase Agreement Number 3323

P.A. No. 3323		10/25/07
BOEING PROPRIETARY

SLP1

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C. Product Assurance Document to the AGTA and is a part of Purchase Agreement No. 3323.

1.	Wing.

(a)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(b)	Wing spar webs, chords and stiffeners.

(c)	Inspar wing ribs.

(d)	Inspar splice plates and fittings.

(e)	Main landing gear support structure.

(f)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(g)	Wing-to-body structural attachments.

(h)	Engine strut support fittings attached directly to wing primary structure.

(i)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(j)	Trailing edge flap tracks and carriages.

(k)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

P.A. No. 3323
BOEING PROPRIETARY

SLP1-1

2.	Body.

(a)
External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(b)	Window and windshield structure but excluding the windows and windshields.

(c)
Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(d)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(e)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(f)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(g)	Forward and aft pressure bulkheads.

(h)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(i)
Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(j)	Support structure in the body for the stabilizer pivot and stabilizer screw.

P.A. No. 3323
BOEING PROPRIETARY

SLP1-2

3.	Vertical Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(c)	Inspar ribs.

(d)	Rudder hinges and supporting ribs, excluding bearings.

(e)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(f)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(a)	External skins between front and rear spars.

(b)	Front and rear spar chords, webs and stiffeners.

(c)	Inspar ribs.

(d)	Stabilizer center section including hinge and screw support structure.

(e)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(f)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(a)	Strut external surface skin and doublers and stiffeners.

(b)	Internal strut chords, frames and bulkheads.

(c)	Strut to wing fittings and diagonal brace.

(d)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

P.A. No. 3323
BOEING PROPRIETARY

SLP1-3

6.	Main Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder, including axles.

(c)	Upper and lower side struts, including spindles, universals and reaction links.

(d)	Drag strut.

(e)	Orifice support tube.

(f)	Downlock links including spindles and universals.

(g)	Torsion links.

(h)	Bell crank.

(i)	Trunnion link.

(j)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(a)	Outer cylinder.

(b)	Inner cylinder, including axles.

(c)	Orifice support tube.

(d)	Upper and lower drag strut, including lock links.

(e)	Steering plates and steering collars.

(f)	Torsion links.

NOTE:	The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

P.A. No. 3323
BOEING PROPRIETARY

SLP1-4

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3323-01

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Spare Parts Initial Provisioning

Reference:	a)	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

	b)	Customer Services General Terms Agreement No. 5C (CSGTA) between Boeing and Customer

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will (i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, (ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and (iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.             Definitions.

“Provisioning Data” means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

“Provisioning Items” means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools, ground support equipment (GSE), engines and engine parts.

“Provisioning Products Guide” means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

P.A. No. 3323
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

Xiamen Airlines
3323-01

2.            Phased Provisioning.

2.1               Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

2.2               Initial Provisioning Meeting. On or about twelve (12) months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than twelve (12) months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3               Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about ninety (90) days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ninety (90) days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4               Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.             Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1               Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

P.A. No. 3323
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

Xiamen Airlines
3323-01

3.2              Prices of Initial Provisioning Spare Parts.

3.2.1 Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for ninety (90) days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2 Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be one hundred twelve percent (112%) of the supplier’s list price for such items.

3.3              OEC Kits. Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting. Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

4.             Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement. Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer’s anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier’s facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

P.A. No. 3323
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

Xiamen Airlines
3323-01

5.             Substitution for Obsolete Spare Parts.

5.1               Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer’s request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery. Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2               Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.            Repurchase of Provisioning Items.

6.1               Obligation to Repurchase. During a period commencing one (1) year after delivery of the first Aircraft, and ending five (5) years after such delivery, Boeing will, upon receipt of Customer’s written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which were peculiar to the Aircraft as compared to the delivery configuration of Model 737-85C aircraft previously purchased by Customer from Boeing and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer’s needs.

6.2               Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits. Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than five (5) months after delivery of the last Aircraft /added to the Purchase Agreement by the Supplemental Agreement/, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer’s modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer’s operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing’s initial provisioning recommendations for the Aircraft.

P.A. No. 3323
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

Xiamen Airlines
3323-01

6.3               Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer’s notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within five (5) business days after receipt of Customer’s notification. Boeing will advise Customer in writing when Boeing’s review of such summary will be completed.

6.4               Review and Acceptance by Boeing. Upon completion of Boeing’s review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer’s detailed summary is not eligible for return. Boeing’s MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5               Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to 100% of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing’s 12% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6               Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

P.A. No. 3323
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

Xiamen Airlines
3323-01

7.            Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein, as appropriate.

8.            Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft /added to the Purchase Agreement by the Supplemental Agreement/, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

9.             Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

P.A. No. 3323
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

Xiamen Airlines
3323-01

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Spare_Parts_Initial_Provisioning
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3323-02

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:          Aircraft Model Substitution

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-700 or 737-900ER aircraft (Substitute Aircraft) in place of any of the Aircraft, subject to the following terms and conditions:

1.            Customer’s Written Notice.

Customer will provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(a)               no later than the first day of the month that is fifteen months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, provided that a Substitute Aircraft has been previously certified and delivered to Customer, or:

(b)               no later than the first day of the month that is eighteen months prior to the scheduled month of delivery of the Aircraft for which it will be substituted, if a Substitute Aircraft has not been previously certified and delivered to Customer.

P.A. No. 3323
BOEING PROPRIETARY

Xiamen Airlines
3323-02

(c)               for 737-900ER Substitute Aircraft with auxiliary fuel tanks, the notices in (a) and (b) above shall be seventeen months and twenty months, respectively.

2.            Boeing’s Production Capability.

Customer’s substitution right is conditioned upon Boeing’s having production capability for the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted.

Boeing will tentatively quote delivery positions for Substitute Aircraft to allow Customer to secure quotes from Buyer Furnished Equipment vendors, and Boeing to secure quotes from Seller Furnished Equipment vendors which supports the required on-dock dates. If Boeing is unable to manufacture the Substitute Aircraft in the scheduled delivery month of the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

3.            Definitive Agreement.

Customer’s substitution right and Boeing’s obligation in this Letter Agreement are further conditioned upon Customer’s and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2, above.

4.            Price and Advance Payments.

The Airframe Price, Optional Features Prices, Engine Price and Aircraft Basic Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft. The escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

P.A. No. 3323
BOEING PROPRIETARY

Xiamen Airlines
3323-02

If the Advance Payment Base Price for any Substitute Aircraft is higher than that of the Aircraft. Customer will pay to Boeing the amount of the difference as of the date of execution of the definitive agreement for the Substitute Aircraft. If the Advance Payment Base Price of the Substitute Aircraft is lower than that of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due from Customer, at which point Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described in this agreement.

5.               Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except. (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323
BOEING PROPRIETARY

Xiamen Airlines
3323-02

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3323-03

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1.               Customer will deliver to Boeing a Bill of Sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) immediately prior to delivery of the Aircraft.

2.               The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be paid to Customer simultaneously with receipt by Boeing of the Aircraft Price balance at Aircraft delivery. Boeing will deliver a Bill of Sale for the BFE to Customer at the time of payment in the form of Exhibit B to this Letter Agreement.

3.               Customer will pay to Boeing the amount of any taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

4.               The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

P.A. No. 3323
Boeing_BFE_Purchase
BOEING PROPRIETARY

Xiamen Airlines
3323-03

5.               Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6.               Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7.               Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8.               For the purposes of this Letter Agreement, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

P.A. No. 3323
Boeing_BFE_Purchase
BOEING PROPRIETARY

Xiamen Airlines
3323-03

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

Attachments

P.A. No. 3323
Boeing_BFE_Purchase
BOEING PROPRIETARY

Exhibit A to
3323-03

FULL WARRANTY BILL OF SALE

Xiamen Airlines (Seller) in consideration of the promise of /The Boeing Company/ /[Name of Boeing’s Assignee:]/ (Buyer) to pay to Seller United States Dollars +        (U.S. $+       ) hereby sells to Buyer the goods described in the Schedule of Equipment attached hereto (BFE). Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer’s Serial No. +  on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A. EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS PRINCIPLES.

XIAMEN AIRLINES

By

Dated: +          , 20++

Receipt of this Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

/THE BOEING COMPANY/
/[NAME OF BOEING’S ASSIGNEE:]/

By

P.A. No. 3323
Boeing_BFE_Purchase
BOEING PROPRIETARY

Annex to
Exhibit A to
3323-03

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-85C Aircraft bearing

Manufacturer’s Serial No. +

Document PED

issued

Revision of

P.A. No. 3323
Boeing_BFE_Purchase

BOEING PROPRIETARY

Exhibit B to
3323-03

BOEING BILL OF SALE

/The Boeing Company/ /[Name of Boeing’s Assignee:]/ (Seller) in consideration of the sum of $1.00 and other valuable consideration hereby sells to Buyer the goods described in the Schedule of Equipment attached hereto (BFE).

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS PRINCIPLES.

/THE BOEING COMPANY/
/[NAME OF BOEING’S ASSIGNEE:]/

By

Dated: +          , 20++

Receipt of this Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

XIAMEN AIRLINES

By

P.A. No. 3323
Boeing_BFE_Purchase
BOEING PROPRIETARY

Annex to
Exhibit B to
3323-03

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-85C Aircraft bearing

Manufacturer’s Serial No. +

Document PED

issued

Revision of

P.A. No. 3323 Boeing_BFE_Purchase
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3323-04

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Government Approval

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Government Approval.

Customer will use its best efforts to obtain approval for the purchase of the Aircraft from the Government of the People’s Republic of China as soon as practicable after the signing of this Letter Agreement, and will advise Boeing promptly after such approval has been obtained.

2.	Rescheduling of Aircraft.

If Boeing has not received written or telegraphic notice from Customer on or before January 1, 2012 that Government approval for the Aircraft has been obtained, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints, unless the advance payments for all Aircraft are current in accordance with the Purchase Agreement. Boeing will give Customer ten days advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such ten day notification period.

P.A. No. 3323 Government_Approval
BOEING PROPRIETARY

Xiamen Airlines
3323-04

3.	Effect of Aircraft Rescheduling.

If Boeing reschedules any Aircraft under the above provisions, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the ten day advance notice is given. Boeing agrees that all advance payments due on the effective date of the Supplemental Agreement may be deferred (without interest or penalty fees) until ten business days after the date that Customer obtains government approval, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

4.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323 Government_Approval
BOEING PROPRIETARY

Xiamen Airlines
3323-04

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323 Government_Approval
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

3323-05

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: i) aircraft communications addressing and reporting system (ACARS), ii) digital flight data acquisition unit (DFDAU), iii) flight management system (FMS), iv) cabin management system (CMS), v) engine indication and crew alerting system (EICAS), vi) airplane information management system (AIMS), vii) satellite communications system (SATCOM), and viii) In-Flight Entertainment (IFE).

2.           For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3.           The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

P.A. No. 3323 Loading of Customer Software
BOEING PROPRIETARY

Xiamen Airlines
3323-05

4.           For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5.           All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

i)
Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B. Customer Support Document, to the AGTA.

iii)
Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

P.A. No. 3323 Loading of Customer Software
BOEING PROPRIETARY

Xiamen Airlines
3323-05

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323 Loading of Customer Software
BOEING PROPRIETARY

The Boeing Company
P.O. BOX 3707
Seattle, WA 98124-2207

3323-06

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Right to Purchase Additional Aircraft

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.0	Right to Purchase Incremental Aircraft

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) Ten (10) additional Boeing Model 737-85C aircraft on the terms and conditions described in this Letter Agreement (Purchase Right Aircraft).

2.0	Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery during the period January 1, 2016 through December 31, 2016.

3.0	Notice of Exercise and Payment of Deposit

3.1          Customer shall give written notice to Boeing (Notice of Exercise) of its desire to exercise a Purchase Right. Such notice shall be accompanied by payment by electronic transfer to the account specified below of Boeing’s then standard proposal deposit for model 737-800 aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

JPMorgan Chase
ABA No. 021000021
Account No. 910-1-012764

P.A. No. 3323 Purchase_Rights
BOEING PROPRIETARY

Xiamen Airlines
3323-06

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

3.2         If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the time period set forth in Article 2.0, above, Boeing shall provide written notification to Customer. Customer shall have thirty (30) days after receipt of Boeing’s notification in which to submit its Notice of Exercise and Deposit for each Purchase Right Aircraft which Customer desires to exercise. Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

4.0	Configuration

4.1         Subject to the provisions of Article 4.2, below, the configuration for the Purchase Right Aircraft will be the detail specification for model 737-85C aircraft at the revision level in effect at the time of the Notice of Exercise. Such detail specification will be revised to include (i) changes applicable to such detail specification that are developed by Boeing between the date of the Notice of Exercise and the signing of the definitive agreement to purchase the Purchase Rights Aircraft, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

4.2         Boeing reserves the right to configure the Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 4.1

5.0	Price

5.1         The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft will be Boeing’s then current prices as of the date of signing of the definitive agreement for the Purchase Right Aircraft.

5.2         Advance payments are required for each Purchase Right Aircraft, and the escalation indices and methodology used to estimate the Advance Payment Base Prices will be adjusted to Boeing’s then current provisions for such elements as of the date of signing of such definitive agreement. The remainder of the Aircraft Price will be due at delivery of each Purchase Right Aircraft.

P.A. No. 3323 Purchase_Rights
BOEING PROPRIETARY

Xiamen Airlines
3323-06

6.0	Definitive Purchase Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft within 60 calendar days of such exercise. Such definitive agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

7.0	General Expiration of Rights.

7.1     Each Purchase Right shall expire at the time of execution of the purchase agreement for the applicable Purchase Right Aircraft, or, if no such purchase agreement is executed, on December 31, 2013.

8.0	Assignment.

The Purchase Rights described in this Letter Agreement are provided in consideration of Customer’s becoming the operator of each Purchase Right Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

9.0	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323 Purchase_Rights
BOEING PROPRIETARY

Xiamen Airlines
3323-06

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

Its

P.A. No. 3323 Purchase_Rights
BOEING PROPRIETARY

The Boeing Company
P.O. BOX 3707
Seattle, WA 98124-2207

3323-07

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE): Buyer Furnished Equipment (BFE) that Boeing purchases for Customer.

Developmental Buyer Furnished Equipment (DBFE): BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE): DBFE which is converted to SPE. This Letter Agreement does not include developmental avionics. Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

P.A. No. 3323
Seller_Purchased_Equipment
BOEING PROPRIETARY

Xiamen Airlines
3323-07

1.	Price.

Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.	Responsibilities.

2.1	Customer is responsible for:

(i)	selecting and notifying Boeing of the supplier for all items identified in paragraph 1.1 of Supplemental Exhibit BFE1 of the Purchase Agreement,

(ii)	selecting a FAA certifiable part; and

(iii)	providing to Boeing the SPE part specification/Customer requirements.

2.2.	Boeing is responsible for:

(i)	placing and managing the purchase order with the supplier;

(ii)	coordinating with the suppliers on technical issues;

(iii)	ensuring that the delivered SPE complies with the part specification;

(iv)	obtaining certification of the Aircraft with the SPE installed; and

(v)	obtaining for Customer the supplier’s standard warranty for the SPE. SPE is deemed to be BFE for purposes of Part 2 and Part 4 of Exhibit C, the Product Assurance Document.

P.A. No. 3323
Seller_Purchased_Equipment
BOEING PROPRIETARY

Xiamen Airlines
3323-07

3.	Supplier Selection For SPE Galleys and Seats.

In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer’s selection of suppliers:

Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than December 1, 2013.

Seat Requirements. Customer will provide to Boeing the definitive seat configuration requirements not later than December 1, 2013.

Bidder’s List. For information purposes, Boeing will submit to Customer a bidder’s list of existing suppliers of seats and galleys within 120 days of the supplier selection date referred to in paragraph 2.1 (i) above.

Request for Quotation (RFQ). Approximately 90 days prior to the supplier selection date. Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within 30 days of the selection date.

Recommended Bidders. Not later than 15 days prior to the supplier selection date. Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

4.	Changes.

After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Customer’s contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Customer wants any changes made, requests must be made directly to Boeing for coordination with the supplier.

P.A. No. 3323
Seller_Purchased_Equipment
BOEING PROPRIETARY

Xiamen Airlines
3323-07

5.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

6.	Remedies.

If Customer does not comply with the obligations above, Boeing may:

(i)                delay delivery of the Aircraft;

(ii)               deliver the Aircraft without installing the SPE;

(iii)              substitute a comparable part and invoice Customer for the cost:

(iv)              increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

7.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

P.A. No. 3323
Seller_Purchased_Equipment
BOEING PROPRIETARY

Xiamen Airlines
3323-07

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Seller_Purchased_Equipment
BOEING PROPRIETARY

The Boeing Company
P.O. BOX 3707
Seattle, WA 98124-2207

3323-08

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Special Matters

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.      Escalatable Dollar Credit Memoranda.    Boeing will provide the following credit memoranda at the time of delivery of each Aircraft. These credit memoranda are expressed in July 2007 base year dollars, and are subject to escalation in accordance with the applicable escalation provisions of the Purchase Agreement.

1.1	Special Credit Memorandum.
***

1.2	Customer Support Credit Memorandum.
***

P.A. No. 3323
Special_Matters
BOEING PROPRIETARY

Xiamen Airlines
3323-08

1.3	Customer Loyalty Credit Memorandum.
     ***

2.           Purchase Right Aircraft.      The Credit Memoranda described in this Letter Agreement will be provided at delivery of each Purchase Right Aircraft that is exercised pursuant to the terms of Letter Agreement 3323-06 to the Purchase Agreement.

3.           Assignment.     The Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer in consideration of Customer’s becoming the operator of the Aircraft, and cannot be assigned, in whole or in part, without the prior written consent of The Boeing Company.

4.           Confidential Treatment.    Customer understands that the commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except (a) as required by applicable law, governmental regulation or judicial process, (b) with the consent of Boeing, (c) to the counsel of providers of financing in connection with the Aircraft (each a “Finance Party”), (d) to bank examiners and auditors, (e) to any Finance Party or to any person with whom any Finance Party is in good faith conducting negotiations relating to the possible transfer and sale of such Finance Party’s interest in the relevant Aircraft, if such entities described in (c), (d) and (e) shall have entered into an agreement similar to that contained in this clause whereby such entity agrees to hold such information confidential.

P.A. No. 3323
Special_Matters
BOEING PROPRIETARY

Xiamen Airlines
3323-08

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Special_Matters
BOEING PROPRIETARY

The Boeing Company
P.O. BOX 3707
Seattle, WA 98124-2207

6-1165-CKR-1446

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages
                                 ***

2.	Interest

In addition to the Liquidated Damages in Paragraph 1, for each day of Non-Excusable Delay commencing 14 days after the Scheduled Delivery, Boeing will pay Customer interest calculated as follows (Interest):

P.A. No. 3323
Liquidated_Damages_Non-Excusable_Delay
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1446

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by 365 day, or 366 days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the 90 day Certificate of Deposit rate as published by the U.S. Edition of the Wall Street Journal on the scheduled delivery date and reset every 90 days thereafter. Such interest will be calculated on a simple interest basis and paid in full at actual delivery

3.	Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds 180 days (Non-Excusable Delay Period). After such Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other.

4.	Termination

If the Purchase Agreement is terminated with respect to any Aircraft for a Non-Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments received by Boeing for such Aircraft.

5.	Exclusive Remedies

The Liquidated Damages and Interest payable in accordance with Paragraphs 1 and 2 of this Letter Agreement, and Customer’s right to terminate pursuant to this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

P.A. No. 3323
Liquidated_Damages_Non-Excusable_Delay
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1446

6.	Confidential Treatment

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323
Liquidated_Damages_Non-Excusable_Delay
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1446

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Liquidated_Damages_Non-Excusable_Delay
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1447

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323
Aircraft_Performance_Guarantees
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1447

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Aircraft_Performance_Guarantees
BOEING PROPRIETARY

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

MODEL 737-800 WITH WINGLETS PERFORMANCE GUARANTEES

FOR

XIAMEN AIRLINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY	2

2	FLIGHT PERFORMANCE	2

3	MANUFACTURER’S EMPTY WEIGHT	8

4	AIRCRAFT CONFIGURATION	8

5	GUARANTEE CONDITIONS	8

6	GUARANTEE COMPLIANCE	10

7	EXCLUSIVE GUARANTEES	10

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

1	AIRCRAFT MODEL APPLICABILITY
***

2	FLIGHT PERFORMANCE

2.1	Takeoff
***

2.2	Landing
***

2.3	Speed
***

P.A. No. 3323
AERO-B-BBA4-M08-0008

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

2.4	Cruise Fuel Mileage
***

2.5	Mission

2.5.1	Mission Payload
***

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

***

Climbout
Maneuver:	***

Climb:	***

Cruise:	***

Descent:	***

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

***

2.5.2	Manufacturer’s Empty Weight Basis

The Manufacturer’s Empty Weight (MEW) derived in Paragraph 2.5.3 is the basis for the mission guarantee of Paragraph 2.5.1.

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

2.5.3 737-800 with Winglets Weight Summary - Xiamen Airlines

Standard Model Specification MEW
Configuration Specification D019A001, Rev. G
dated April 30, 2004
Developmental Changes to Configuration Specification
175 Tourist Class Passengers
CFM56-7 Engines
156,000 Pounds (70,760 kg.) Maximum Taxi Weight
6,875 U.S. Gallons (26,024 l.) Fuel Capacity
***
Changes for Xiamen Airlines
 Interior Change to 170 (8 FC/162 YC) Passengers*
(Ref: LOPA-378-1573 Rev. C)
Audio Entertainment System
Video Entertainment System
Extended Range Twin Engine Operations (ETOPS)
Dual HF / Triple VHF Communication
60 Minute Standby Power
Cargo Compartment Heavy Gage Linings and Panels (Fwd and Aft)
Winglets
Additional Change Requests Allowance

Xiamen Airlines Manufacturer’s Empty Weight (MEW)

Standard and Operational Items Allowance
(Paragraph 2.5.4)

Xiamen Airlines Operational Empty Weight (OEW)
Quantity	Pounds	Pounds

* Seat Weight Included:
***
First Class Double w / 2 in-arm food trays
Economy Class Triple w / 3 in-arm food trays
Economy Class Triple

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

2.5.4 Standard and Operational Items Allowance
	Qty	Pounds	Pounds	Pounds
Standard Items Allowance
Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable and Masks
Crew Masks
Crew Goggles
Miscellaneous Equipment
Crash Axe
Megaphones
Flashlights
Smoke Hoods
Galley Structure & Fixed Inserts
Galley No. 1
Galley No. 2
Galley No. 4B
Operational Items Allowance		***

Crew and Crew Baggage
Flight Crew
Cabin Crew
Baggage
Navigation Bags & Manuals
Catering Allowance & Removable Inserts
First Class
Economy Class
Passenger Service Equipment
Potable Water - 60 USG
Waste Tank Disinfectant
Emergency Equipment
Escape Slides
Life Rafts
Life Vests - Flight Crew
Life Vests - Cabin Crew and Passengers
Emergency Locator Transmitter
Total Standard and Operational Items Allowance

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

3	MANUFACTURER’S EMPTY WEIGHT

The Manufacturer’s Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001XIA38P-1 Revision C, plus one percent.

4	AIRCRAFT CONFIGURATION

4.1
The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the Detail Specification D019A001X1A38P-1 Revision C (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2
The guarantee payload of Paragraph 2.5.1 will be adjusted by Boeing for the effect of the following on MEW and the Manufacturer’s Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)        Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)        The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2
The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 33, dated March 8, 2002.

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

5.3
In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4
The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 225 mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

5.5
The speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a 50 kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the “Auto” position, the temperature control switches in the “Auto” position that results in a nominal cabin temperature of 75°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 3,300 cubic feet per minute including passenger cabin recirculation (nominal recirculation is 47 percent). The APU is turned off unless otherwise specified.

5.6
The speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location of 26.2 percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.5 pounds per U.S. gallon.

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0004

Attachment to Letter Agreement
No. 6-1165-CKR-1447
CFM56-7B24 Engines

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

6.3
Compliance with the speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 2.5.4.

6.5	Compliance with the Manufacturer’s Empty Weight guarantee shall be based on information in the “Weight and Balance Control and Loading Manual - Aircraft Report.”

6.6
The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3323
AERO-B-BBA4-M08-0008	SS08-0084

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1448

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Promotional Support

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft) ***

P.A. No. 3323
Promotional_Support
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1448

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Promotional_Support
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1449

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Volume Agreement

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.            Volume Agreement Option.

Boeing and Customer acknowledge that, in the future, Boeing may enter into a purchase agreement with China Aviation Supplies Import & Export Corporation (CASC), or its successor organization, for model 737-700, 737-800 or 737-900ER aircraft that might otherwise have included Customer’s subject Aircraft (a “Volume Agreement”). In the event that Boeing enters into a firm and unconditional Volume Agreement between the effective date of this Purchase Agreement and March 31, 2008, or any mutually agreed extension of this date, and Boeing determines that such agreement contains business incentives and financial considerations that, in the aggregate, would be more favorable to Customer than those contained in this Purchase Agreement, as described in Letter Agreement 3323-08 and 6-1165-CKR-1454 to the Purchase Agreement, then Boeing shall so notify Customer, and Customer shall have the right to request that Boeing incorporate those more favorable business incentives and financial considerations into the Purchase Agreement. It is understood that, if the Customer incorporates the more favorable business terms from the Volume Agreement as described above, those terms will be in lieu of all current financial considerations and incentives under Letter Agreement 3323-08 and 6-1165-CKR-1454 to the Purchase Agreement referenced above, which Letter Agreements shall thereafter be of no further force or effect. Further, it is also understood that nothing under this Letter Agreement will be interpreted to mean that any of the other terms and conditions of the Volume Agreement with CASC will be applicable to the Purchase Agreement.

P.A.No. 3323
Volume_Agreement
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1449

2.            Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323
Volume_Agreement
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1449

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Volume_Agreement
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1450

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Payment Matters

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.        Advance Payments for the Aircraft.

1.1   Agreed Deferral.   It is understood that Customer’s ability to make advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, and those that shall become due during the time from the effective date and deferred due date, may be deferred without interest until ten business days after the effective date of the Purchase Agreement, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

1.2   Advance Payment Invoices.     Boeing will provide invoices to Customer for all advance payments due pursuant to Article 4.2 of the Purchase Agreement, at least thirty (30) days prior to the due date thereof.

2.        Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment at least 14 days prior to Aircraft delivery.

P.A. No. 3323
Payment_Matters
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1450

3.        Rescheduling of Aircraft.

In the event that Customer is not able to make the advance payments described above by the tenth business day after the effective date of the Purchase Agreement. Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints, unless the advance payments for all Aircraft are current in accordance with the Purchase Agreement. Boeing will give Customer ten days advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such ten day notification period.

4.        Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of 3, above, the Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the ten day advance notice is given.

5.        Default Interest.
***

6.        Alternative Methodology.
In the event that circumstances described in paragraph 5, above occur, Customer and Boeing agree that Customer may exercise an alternative method of compensation to Boeing. Such alternative method is described below.

6.1              Dollar Day Principal. ***

P.A. No. 3323
Payment_Matters
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1450

be applied such that the acceleration of the advance payment due date shall minimize the time period for repayment of the delayed payment(s), and recapture the normal advance payment schedule established by Table 1 of the Purchase Agreement. The parties recognize that the actual accelerated advance payment schedule cannot be determined until such time as Customer makes the payment for the delayed advance payments contemplated by paragraph 5, above.

Boeing shall establish the accelerated advance payment schedule based upon the above principal and Customer will make payments in the amounts and on the dates indicated for the accelerated schedule.

6.2                Default Procedure.         In the event that Customer fails to make the accelerated advance payments in the amounts and on the dates established by the parties, or if the parties are unable to agree on the dates and amounts for the accelerated advance payments, the Customer shall pay interest as described in paragraph 5, above.

7.        Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential. (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323
Payment_Matters
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1450

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Payment_Matters
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1451

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Shareholder Approval

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         Listing Matters.

China Southern Airlines Company Limited (China Southern) is the majority shareholder of Customer and is a listed issuer of equity securities at The Stock Exchange of Hong Kong Limited (Stock Exchange). Under the listing rules of the Stock Exchange, Customer’s purchase of the Aircraft is a transaction classified as a “very substantial acquisition” for China Southern due to aggregation of transactions with Boeing. Such classification by the Stock Exchange requires China Southern to comply with the disclosure and shareholder approval requirements regarding the purchase of the Aircraft, as described in the listing rules as noted above.

2.         Shareholder Approval.

As required by the listing rules of the Stock Exchange, a “very substantial acquisition transaction” must be approved by shareholders in a general meeting. Shareholder approval for the purchase by the Customer of the Aircraft will be obtained, following the process defined under the listing rules, as soon as practicable after the signing of this Letter Agreement. Customer agrees that it will advise Boeing of such approval when obtained by providing written or telegraphic notice on or before June 30, 2008, or as soon thereafter as practicable.

P.A. No. 3323
Shareholder_Approval
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1451

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Shareholder_Approval
BOEING PROPRIETARY

Letter of Consent

April 17, 2008

To:	Vice President - Contracts
Boeing Commercial Airplanes
P.O. Box 3707, M/C 21-34
Seattle, WA 98124

Ladies and Gentlemen:

We, China Southern Air Holding Company, are the controlling shareholder of China Southern Airlines Company Limited the (the “Joint-stock Corporation”), hold approximately 50.3% of the total issued share capital of the Joint-stock Corporation and are entitled to attend and vote at the general meeting of the Joint-stock Corporation.

We have been informed that Xiamen Airlines Company Limited, a subsidiary owned as to 60% by the Joint-stock Corporation, recently entered into an agreement with The Boeing Company in respect of the purchase by Xiamen Airlines Company Limited of twenty (20) Model 737-800 aircraft (with engines) from The Boeing Company (the “Aircraft Purchase Agreement”) as well as the transactions thereunder. It constitutes a “very substantial acquisition” by the Joint-stock Corporation pursuant to the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited.

We hereby confirm that, other than the indirect interests through our shareholdings in the Joint-stock Corporation, we do not have any other interests in the transactions under the Aircraft Purchase Agreement. Moreover, we undertake to attend the relevant general meeting of the Joint-stock Corporation and to exercise all our voting rights to approve the Aircraft Purchase Agreement and the transactions thereunder.

China Southern Air Holding Company
April 17, 2008

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1452

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Clarifications and Understandings

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Clarifications and Understandings.        The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

1.           Article 4, Payment, Sub-Article 4.2.

This paragraph provides an explanation of the standard advance payment schedule. For the avoidance of doubt, advance payments that are due on the first business day of the month, means a business day in the United States.

2.           Article 5, Additional Terms, Sub-Article 5.7, Public Announcement.

Notwithstanding the provisions of Sub-Article 5.7, Boeing and Customer wish to clarify the understanding of the parties with respect to disclosure of the purchase of the Aircraft by Customer.

Boeing will not make a public announcement without written approval by Customer’s authorized representative. Boeing may disclose certain information concerning the purchase of the Aircraft to parties as required by law, governmental regulation or to perform its obligations under the Purchase Agreement.

P.A. No. 3323
Clarifications_and_Understandings
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1452

3.            Exhibit A, Aircraft Configuration,

Notwithstanding the provisions of Exhibit A, wherein Boeing Detail Specification D019A00IXIA38P-I Revision TBD dated as of TBD is identified as the configuration of the Aircraft, nothing shall prevent Customer from reviewing such Detail Specification. After review, Customer may request that Boeing propose additional optional features for consideration by Customer. Any changes and optional features that are agreed upon will be incorporated into Exhibit A of the Purchase Agreement by written amendment.

The written amendment contemplated above will also reflect, if applicable, any changes to Aircraft Performance Guarantees and Aircraft Price that result from the incorporation of the revised optional features.

4.           Exhibit B, Aircraft Delivery Requirements and Responsibilities, Paragraph 4., Delivery Actions by Boeing.

Notwithstanding the provisions of Exhibit B, subparagraph 4.6, the following provisions shall instead apply in lieu thereof to all aircraft under the Purchase Agreement.

4.6                   Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City. Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s sales subsidiary to Customer.

The documents Boeing will have available will include, but not be limited to, the following:

(i)	Aircraft Bill of Sale
(ii)	Export Certificate of Airworthiness issued by the FAA
(iii)	Weight and Balance Manual
(iv)	Engine Brochure
(v)	Miscellaneous Brochure
(vi)	Aircraft Readiness Log
(vii)	Rigging Brochure
(viii)	APU Log
(ix)	FAA Airworthiness Directive Compliance Record

P.A. No. 3323
Clarifications_and_Understandings
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1452

5.           Exhibit B, Aircraft Delivery Requirements and Responsibilities, Paragraph 5., Delivery Actions by Customer.

Notwithstanding the provisions of Exhibit B, subparagraph 5.4, the following provisions shall instead apply in lieu thereof to all aircraft under the Purchase Agreement.

5.3        TSA Waiver Approval. Should the Aircraft be exported, a TSA waiver approval is required for the ferry flight, unless Customer has a TSA approved program. Customer is responsible for submittal of TSA waiver to the TSA and following up with the TSA for the approval. To the extent possible, Boeing will assist Customer in obtaining approval. Customer shall make reasonable efforts to provide a copy of the TSA waiver approval upon arrival of Customer’s acceptance team at the Boeing delivery center, and in all instances will provide a copy of an approved TSA waiver before aircraft flyaway.

6.           Letter Agreement 3217-01, Spare Parts Initial Provisioning.

Notwithstanding the provisions of Paragraph 5, Substitution for Obsolete Spare Parts, Sub-Paragraph 5.2, Delivery of Obsolete Spare Parts and Substitutes. Boeing and the Customer wish to clarify the understanding of Boeing and Customer obligations when paying the freight charges for the shipment from the Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

Boeing and Customer agree that the agreement of Boeing to pay for the above freight charges shall include, in addition to the actual shipping costs, any applicable agency fees (freight forwarders), Value Added Taxes (VAT), insurance and customs fees. Customer agrees to provide Boeing with copies of the invoice/billings for the above costs.

7.           Letter Agreement 3323-07, Seller Purchased Equipment.

The following clarifications and understandings are provided to inform Customer about establishment of equipment prices and changes in Boeing’s process of administering SPE:

A.           The following responsibilites expand those in subparagraph 2.1 of the letter agreement:

iv)	Negotiation of pricing is the Customer’s responsibility. Boeing will not negotiate pricing for Customer’s selections.

P.A. No. 3323
Clarifications_and_Understandings
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1452

v)	Customer negotiated pricing for Miscellaneous Emergency Equipment and Avionics must be separate from the Boeing Purchase Order process.

■
Boeing will place the purchase orders at the Boeing catalog pricing. The Customer and supplier(s) will settle the difference between their negotiated pricing and the catalog pricing after the aircraft delivery invoice is received, or as set forth in the agreed upon terms and conditions of the negotiation between Customer and supplier.

B.               Notwithstanding the provisions of Paragraph 4., Changes., of the letter agreement, Boeing and the Customer wish to clarify the understanding of when changes may be made to SPE.

Generally, after signing of the letter agreement, changes to SPE may be made until ITCM, or equivalent time frame. After that time, changes to SPE may only be made by and between Boeing and the suppliers, as set forth in paragraph 4.

8.           Letter Agreement 6-1165-CKR-1446, Liquidated Damages – Non-Excusable Delay.

The following clarification and understanding is provided because Customer has very minimal Buyer Furnished Equipment (BFE):

Notwithstanding the provisions of the above noted Letter Agreement, Boeing and Customer wish to further clarify both parties obligations with regard to the disposition of Buyer Furnished Equipment (BFE) in the event of termination for a Non-Excusable Delay under paragraph 3., Right of Termination, of the Letter Agreement.

Boeing may elect, by written notice to Customer within 30 days, to purchase from Customer any BFE related to the aircraft at the invoice prices paid, or contracted to be paid, by Customer. In the event Boeing does not elect to purchase the BFE, Boeing will promptly return the BFE provided by Customer to the Customer, and will pay for all applicable shipping costs.

9.           Letter Agreement 6-1165-CKR-1450, Payment Matters.

The following clarification and understanding is provided because of the unique circumstances related to the date which the Purchase Agreement shall be signed and the approval of the board of directors of China Southern Airlines Company Limited:

P.A. No. 3323
Clarifications_and_Understandings
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1452

Notwithstanding the provisions of paragraph 1.1 of the above noted Letter Agreement, Boeing and Customer agree that all advance payments due on the effective date of the Purchase Agreement, as specified in Article 4.2, and those that shall become due during the time from the effective date and deferred due date, may be deferred without interest until May 5, 2008, by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

10.          Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer’s rights or interpreting or performing Customer’s obligations under the Purchase Agreement, subject to such parties’ written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank’s written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

P.A. No. 3323
Clarifications_and_Understandings
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1452

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Clarifications_and_Understandings
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

6-1165-CKR-1454

Xiamen Airlines
22 Dailiao Road
Xiamen, 361006
Fujian Province
People’s Republic of China

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. 3323 (the Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-85C aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.           Aircraft Applicability.

The terms of this Letter Agreement are applicable only to the firm Aircraft included in Table 1 of the Purchase Agreement at the time of signing, that have scheduled Delivery Dates during the time period through July 2014 (the Included Aircraft).

2.           Airframe Price Adjustment.
* * *

P.A. No. 3323
Special_Escalation_Program
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1454

3.           Special Escalation Program Factor.

The Escalation Factor established in paragraph 2 above will be compared with the Special Escalation Program Factor for the corresponding delivery month and year set forth on Attachment 1 hereto.

3.1                   If the Escalation Factor established in paragraph 2 is less than, or equal to, the Special Escalation Program Factor set forth on Attachment 1, such Escalation Factor shall be utilized to determine the final Aircraft Price at time of delivery.

3.2                   If the Escalation Factor established in paragraph 2 is greater than the Special Escalation Program Factor set forth on Attachment 1, the Special Escalation Program Factor shall be utilized to determine the final Aircraft Price at time of delivery.

4.           Credit Memoranda.

All credit memoranda for the Included Aircraft that are defined in the Purchase Agreement as being escalated to delivery will be escalated in accordance with the above terms.

5.           Advance Payment Base Price.

The Advance Payment Base Price for each Included Aircraft will be calculated pursuant to ARTICLE 3.2 of the Purchase Agreement.

6.           Aircraft Not Included.

Aircraft that deliver after the time period set forth in Paragraph 1, above (the Not Included Aircraft) shall be escalated in accordance with the methodology set forth in Paragraph 2, above, using actual escalation, except that the starting point shall be from the July 2014 escalation factor, utilizing either the Escalation Factor or the Special Escalation Program Factor, that was actually employed pursuant to Paragraph 3, above. As such, the Not Included Aircraft will benefit from the Special Escalation Program as set forth above until July 2014, Escalation subsequent to that time will be in accordance with the standard escalation provisions of Supplemental Exhibit AE1 of the Purchase Agreement.

P.A. No. 3323
Special_Escalation_Program
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1454

7.           Confidential Treatment.

Customer understands that the commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except (a) as required by applicable Law, governmental regulation or judicial process, (b) with the consent of Boeing, (c) to the counsel of providers of financing in connection with the Aircraft (each a “Finance Party”), (d) to bank examiners and auditors, (e) to any Finance Party or to any Person with whom any Finance Party is in good faith conducting negotiations relating to the possible transfer and sale of such Finance Party’s interest in the relevant Aircraft, if such entities described in (c), (d) and (e) shall have entered into an agreement similar to that contained in this Clause whereby such entity agrees to hold such information confidential.

P.A. No. 3323
Special_Escalation_Program
BOEING PROPRIETARY

Xiamen Airlines
6-1165-CKR-1454

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: April 18, 2008

XIAMEN AIRLINES

By

Its

P.A. No. 3323
Special_Escalation_Program
BOEING PROPRIETARY

Attachment 1 to
6-1165-CKR-1454

SPECIAL ESCALATION PROGRAM FACTORS

Included Aircraft with scheduled Delivery Dates:

Calendar Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2012
2013				***
2014

Note:
The Special Escalation Program Factors above reflect an annual rate of escalation of 3.9% per year, starting from July 2007.

P.A. No. 3323
Special_Escalation_Program
BOEING PROPRIETARY